SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 29, 2009

VARIAN MEDICAL SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 493-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 29, 2009, Varian Medical Systems, Inc. announced that: “Varian Medical Systems Reports Results for First Quarter of Fiscal Year 2009”.  A copy of the press release is attached as Exhibits 99.1 and incorporated herein by reference.

In its earnings conference call on January 29, 2009, Varian Medical Systems, Inc. will present information in certain slides to attendees participating by webcast that are not otherwise available to attendees of the earnings conference call participating by telephone. These slides will also be available at the following URL: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=107558&eventID=2047958 under "Click here for webcast and slide presentation". A copy of such slides is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Varian Medical Systems under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1  Press Release dated January 29, 2009 entitled “Varian Medical Systems Reports Results for First Quarter of Fiscal Year 2009”.

99.2  Q1 FY09 Conference Call Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ JOHN W. KUO
Name:	John W. Kuo
Title:	Corporate Vice President, General Counsel and Secretary

Dated:  January 29, 2009

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated January 29, 2009 entitled “Varian Medical Systems Reports Results for First Quarter of Fiscal Year 2009”.

99.2	Q2 FY05 Conference Call Slides.